SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant   [X]
Filed by a Party other than the Registrant  [  ]


Check the appropriate box:
     [ ] Preliminary Proxy Statement
     [ ] Confidential,  for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
     [X] Definitive  Proxy Statement
     [ ] Definitive  Additional Materials
     [ ] Soliciting  Material  Pursuant to Rule  14a-11(c) or Rule
         14a-12



                        NOONEY INCOME FUND LTD. II, L.P.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X]  No filing fee required.

     [ ]  Fee computed on table below per Exchange Act Rules  14a-6(i)(1) and
          0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transactions applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as  provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

NOONEY INCOME FUND LTD. II, L.P.
7701 Forsyth Boulevard
St. Louis, Missouri 63105


                                                                  May 27, 1997


Dear Limited Partner:


You are cordially invited to attend a Special Meeting of Limited Partners to be held at 10:00 A.M. on Tuesday, June 24, 1997 at the Pierre Laclede Center, 7701 Forsyth Boulevard, Suite 700, in Clayton, Missouri, for the purposes set forth in the accompanying Notice of Special Meeting and Proxy Statement.

All Limited Partners, even those planning to attend the Meeting, are urged to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. If you decide to attend the Meeting and wish to vote personally, you may revoke your proxy at any time before it is voted.

                                     Sincerely,

                                     Gregory J. Nooney, Jr.
                                     General Partner

                        NOONEY INCOME FUND LTD. II, L.P.
                             7701 Forsyth Boulevard
                            St. Louis, Missouri 63105


                  NOTICE OF SPECIAL MEETING OF LIMITED PARTNERS
                        TO BE HELD TUESDAY, JUNE 24, 1997



To the Limited Partners of
Nooney Income Fund Ltd. II, L.P.:


     Notice is hereby given that a Special Meeting of Limited Partners of Nooney Income Fund Ltd. II, L.P. will be held at 10:00 A.M. on Tuesday, June 24, 1997 at the Pierre Laclede Center, 7701 Forsyth Boulevard, Suite 700, in Clayton, Missouri, for the following purposes:


     1.   To elect a new General Partner, and

     2. To consider and act upon such other business as may properly come before the Meeting or any adjournment thereof.


     The close of business on April 30, 1997 has been fixed as the record date for the determination of Limited Partners entitled to receive notice of and to vote at the Meeting or any adjournment thereof.


                                   By order of the General partners


                                   By:  Gregory J. Nooney, Jr.
                                        General Partner



May 27, 1997
St. Louis, Missouri

                        NOONEY INCOME FUND LTD. II, L.P.
                             7701 Forsyth Boulevard
                            St. Louis, Missouri 63105


                                 PROXY STATEMENT


                       SPECIAL MEETING OF LIMITED PARTNERS
                        TO BE HELD TUESDAY, JUNE 24, 1997


     The enclosed proxy is solicited on behalf of Nooney Income Fund Ltd. II, L.P., a Missouri limited partnership (the "Partnership"), for use at the Special Meeting of Limited Partners to be held at 10:00 A.M. on Tuesday, June 24, 1997, at the Pierre Laclede Center, 7701 Forsyth Boulevard, Suite 700, Clayton, Missouri, or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Limited Partners. This proxy statement and the enclosed form of proxy are being first mailed to Limited Partners on or about May 27, 1997.

     The close of business on April 30, 1997, has been fixed by the General Partners as the record for the determination of Limited Partners entitled to receive notice of and to vote at the Meeting. On April 30, 1997, there were issued and outstanding and entitled to vote 17,889 Units of Limited Partnership Interest (the "Units") representing $17,889,000 of Capital Contributions.

     All properly executed proxies in the accompanying form received prior to the Meeting will be voted in accordance with instructions given in the proxy. Each Limited Partner is entitled to one vote per Unit which represents a $1,000 Capital Contribution to the Partnership. A Limited Partner may revoke his/her proxy at any time before it is voted by delivering to the Partnership another proxy bearing a later date, by submitting written notice to the Partnership of such revocation or by appearing in person at the Meeting and casting a contrary vote.

     Pursuant to the second paragraph of Section 6.4A of the Amended and Restated Agreement of Limited Partnership of the Partnership, dated February 3, 1986 (the "Partnership Agreement"), the favorable vote of the Limited Partners whose combined Capital Contributions represent at least a majority of the total Capital Contributions of the Limited Partners may elect a new General Partner of the Partnership. Hence Limited Partners holding at least $8,945,000 of the Capital Contributions of the Limited Partners must approve the election of a new General Partner.

     The favorable vote of the holders of a majority of the Units which are present in person or represented by proxy at the Meeting is required to act on any other matter properly brought before the Meeting. Proxies which are marked "without authority" with respect to the election of the new General Partner and proxies which are marked to deny discretionary authority on other matters will be counted for the purpose of determining the number of Units represented by proxy at the Meeting. Such proxies will thus have the same effect as if the

Units represented thereby were voted against the nominee for election as a new General Partner and against any such other matters, respectively.

     The Partnership will pay all costs of preparing and soliciting proxies for the Meeting. In addition to solicitation by mail, the Partnership may solicit proxies from Limited partners personally or by telephone.

     To the knowledge of the Partnership, no person is the beneficial owner of more than 5 percent of the outstanding Units and none of the General Partners is the beneficial owner, directly or indirectly, of any Units.

                        ELECTION OF A NEW GENERAL PARTNER

     The Partnership has only one individual  managing General Partner,  Gregory
J. Nooney, Jr. ("Mr. Nooney") and one corporate managing General Partner, Nooney Income Investments Two, Inc. and therefore recommends that the Limited Partners elect PAN, Inc. ("PAN"), a Missouri corporation, the sole shareholder, officer and director of which is Patricia A. Nooney ("Ms. Nooney") as a new second corporate managing General Partner. If PAN is elected, then the Partnership Agreement and its Certificate of Limited Partnership as filed with the Secretary of State of Missouri, will be appropriately revised to reflect such election.


     Ms. Nooney, age 40, is currently Senior Vice President and Chief Financial Officer of Nooney Krombach Company, a wholly-owned subsidiary of Nooney Company. She joined Nooney Krombach Company in 1981 and has been involved in asset management, property management, brokerage and financial and consulting services of the firm. Nooney Krombach Company has been involved in virtually every aspect of commercial real estate and currently manages approximately 12 million square feet of space for financial institutions, corporations and individual investors. As a principal, Ms. Nooney has been involved in the management, leasing, acquisitions, dispositions and accounting services provided for these clients. Ms. Nooney is the President and a director of Nooney Realty Trust, Inc., a publicly traded real estate investment trust. In addition, Ms. Nooney is a Senior Vice President of Nooney Company and a Senior Vice President and Director of Nooney Income Investments Two, Inc. She is a graduate of the University of Miami, Coral Gables, Florida with a bachelor degree in Business Administration with a major in Accounting. She has been active in the St. Louis commercial real estate industry for the past fifteen years. Ms. Nooney is currently serving as the Treasurer of the Missouri Growth Association and is a past President of the St. Louis Chapters of the Commercial Investment Real Estate Institute and Institute of Real Estate Management. She is a Senior Vice President of the Institute of Real Estate Management on a national level and serves on several national committees. She is a member of the Real Estate Board of Metropolitan St. Louis, Commercial Real Estate Women, The National Association of Realtors, The Missouri Association of Realtors, and FOCUS St. Louis. She is a licensed real estate broker in the states of Missouri, Illinois and Minnesota.

     As provided for in Section 6.4 of the Partnership Agreement, Mr. Nooney and PAN have agreed that it will purchase from Mr. Nooney 1% of Mr. Nooney's General Partnership interest in the Partnership. This change in ownership in the General Partners' interests in the Partnership will not in any manner alter or effect the amount or percentage of income or profits or losses for tax purposes distributed or allocated to the Limited Partners.

     The Partnership has no employees. The managing General Partners of the Partnership, currently Mr. Nooney and Nooney Income Investments Two, Inc., are responsible for all aspects of the Partnership's operations.

     Mr. Nooney joined Nooney Company in 1954 and has served as Chairman of the Board and Chief Executive Officer since 1983.

     Nooney Income Investments Two, Inc. was formed in 1984 for the purpose of being a general and/or limited partner in the Partnership and other limited partnerships. Mr. Nooney is Chairman of the Board and Chief Executive Officer of Nooney Income Investments, Two, Inc., the voting securities of which are owned 75 percent by Nooney Company and 25 percent by Edward Jones, a stock brokerage firm.


     John J. Nooney, age 58, is a Special General Partner and, as such, does not exercise any control over the affairs of the Partnership.


     Gregory J. Nooney, Jr. is the father of Patricia A. Nooney and the brother of John J. Nooney.

     In voting to elect a new second corporate managing General Partner, Limited Partners should consider the following: (a) Mr. Nooney, the sole remaining individual managing General Partner, is now age 66 and his retirement or death are always a possibility and (b) if Mr. Nooney were to declare bankruptcy, then he would cease to be a General Partner, as set forth in the Partnership Agreement, regardless of whether such bankruptcy was voluntary or involuntary. The possibility of bankruptcy exists because of (i) judgments which have been obtained against Mr. Nooney by certain family members, which judgments are currently on appeal, and (ii) other debts and guarantees of debt to various of his and Nooney Company's creditors.

     The views and recommendations of the Partnership contained in this Proxy Statement are only those of the Managing General Partners.

     Property management services for the Partnership's investment properties are provided by Nooney Krombach Company, for which it receives a management fee based on the gross revenues of the properties. During 1996 the Partnership paid Nooney Krombach Company a property management fee of $211,454, plus $40,000 for certain administrative services (such as accounting, issuing and transfer of Units, data processing and investor communications). Pursuant to the Partnership Agreement, the Partnership also pays 9 percent of Net Operating

Cash Income to the individual General Partners and their designees. Under the terms of the Partnership Agreement, the payment of a portion of such amount is subordinated to certain payments to the Limited Partners. Through December, 1996, a total of $249,411 was not distributed as a result of this limitation.

     During 1993 Lindbergh Boulevard Partners, L.P. filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code. Mr. Nooney is the general partner of Nooney Ltd. II, L.P., which in turn is the general partner of Nooney Development Partners, L.P., which in turn is the general partner of Nooney-Hazelwood Associates, L.P., which is the general partner of Lindbergh Boulevard Partners, L.P. Lindbergh Boulevard Partners, L.P. emerged from bankruptcy on May 17, 1994 when its Plan of Reorganization was confirmed.

                                  OTHER MATTERS

     The Partnership knows of no other business to be presented for consideration at the Meeting. Should any other matters properly come before the Meeting or any adjournment thereof, it is the intention of the person named in the accompanying form of proxy to vote such proxies in accordance with his best judgment on such matters.

                                   APPENDIX A

                                    [FRONT]

PROXY

                        NOONEY INCOME FUND LTD. II, L.P.

              This proxy is solicited on behalf of the Partnership


     The undersigned does hereby appoint Gregory J. Nooney, Jr. the true and lawful attorney-in fact and proxy of the undersigned with full power of substitution, to vote all Units of Limited Partnership of the undersigned in Nooney Income Fund Ltd. II, L.P. at the Special Meeting of Limited Partners to be held on Tuesday, June 24, 1997, commencing at 10:00 A.M., at the Pierre Laclede Center, 7701 Forsyth Boulevard, Suite 700, Clayton, Missouri, and at any adjournment thereof, upon all subjects that may properly come before the Meeting, including the matters described in the Proxy Statement furnished herewith, subject to any directions indicated on the reverse side of this proxy.



                                        ----------------------------------------
                                                       Date


                                        ----------------------------------------
                                                      Signature


                                        ----------------------------------------
                                               Signature, if held jointly

                                     [BACK]

               THE PARTNERSHIP RECOMMENDS A VOTE FOR THE FOLLOWING

1.   ELECTION OF A NEW GENERAL PARTNER

     FOR THE NOMINEE NAMED BELOW
     (except as marked to the contrary below) [  ]

     WITHHOLD AUTHORITY to vote
     for the nominee named below [  ]

                                    PAN, Inc.

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.